UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities and Exchange Act of 1934
Date of Report (Date of earliest event reported): May 5, 2009
TEXAS CAPITAL BANCSHARES, INC.
(Name of Registrant)

Delaware (State or other jurisdiction of incorporation or organization)	000-30533 (Commission File Number)	75-2679109 (I.R.S. Employer Identification Number)
2000 McKinney Avenue, Suite 700, Dallas, Texas, U.S.A.
(Address of principal executive officers)
75201
(Zip Code)
214-932-6600
(Registrant’s telephone number,
including area code)
N/A
(Former address of principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On May 5, 2009, Texas Capital Bancshares, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Fox-Pitt Kelton Cochran Caronia Waller (USA) LLC (the “Underwriter”) in connection with the offer and sale of 4,000,000 shares of the Company’s common stock, $0.01 par value per share (the “Common Stock”), at a public offering price of $13.75 per share. Pursuant to the Underwriting Agreement, the Company has granted the Underwriter an option to purchase up to an additional 600,000 shares of Common Stock solely to cover over-allotments. The closing of the offering is expected to occur on May 8, 2009.
     The Underwriting Agreement contains customary representations, warranties and covenants that are valid as between the parties and as of the date of entering into such Underwriting Agreement, and are not factual information to investors about the Company.
     The Underwriter may perform investment banking and advisory services for the Company from time to time for which they have received customary fees and expenses. The Underwriter may, from time to time, engage in transactions with and perform services for the Company in the ordinary course of their business.
     The above description of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement. A copy of the Underwriting Agreement is incorporated herein by reference and is attached to this Current Report on Form 8-K as Exhibit 1.1.
Item 8.01. Other Events
     On May 5, 2009, the Company issued a press release announcing the pricing of the offering, a copy of which is included as Exhibit 99.1 to this report.
     On May 5, 2009, the Company filed with the Securities and Exchange Commission a prospectus supplement related to the offering, dated May 5, 2009 (the “Prospectus Supplement”), to the base prospectus contained in the Company’s effective registration statement on Form S-3 (File No. 333-158586) (“Registration Statement”). Exhibits 1.1, 5.1 and 23.1 attached to this Current Report on Form 8-K are incorporated by reference in their entirety into the Prospectus Supplement and Registration Statement.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits
1.1	Underwriting Agreement, dated May 5, 2009, between the Company and Fox-Pitt Kelton Cochran Caronia Waller (USA) LLC.

5.1	Opinion of Patton Boggs LLP regarding the validity of the Common Stock.

23.1	Consent of Patton Boggs LLP (included in Exhibit 5.1).

99.1	Press Release, dated May 5, 2009, of the Company.

SIGNATURE
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2009	TEXAS CAPITAL BANCSHARES, INC.
	By:	/s/ Peter B. Bartholow
Peter B. Bartholow
Chief Financial Officer

EXHIBIT INDEX
1.1	Underwriting Agreement, dated May 5, 2009, between the Company and Fox-Pitt Kelton Cochran Caronia Waller (USA) LLC.

5.1	Opinion of Patton Boggs LLP regarding the validity of the Common Stock.

23.1	Consent of Patton Boggs LLP (included in Exhibit 5.1).

99.1	Press Release, dated May 5, 2009, of the Company.